Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value (Note 4):
Investments, at fair value (Note 4):	$ 8,786,190	$ 9,638,665
Receivables:
Dividends and interest	1,220	42,041
Notes receivable from participants	396,308	419,106
Total Receivables	397,528	461,147
Total Assets	9,183,718	10,099,812
Liabilities:
Accrued expenses	25,534	23,361
Net Assets Available for Benefits	$ 9,158,184	$ 10,076,451